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                                                                    EXHIBIT 32.2

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Annual Report on Form 10-K of GB Holdings., Inc., GB Property Funding Corp. and Greate Bay Hotel and Casino, Inc. (collectively, the "Company") for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas S. Niethold, Interim Chief Financial Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:


         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Douglas S. Niethold
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Name: Douglas S. Niethold
      Interim Chief Financial Officer

Date: March 19, 2004
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